Exhibit 10.7

FIRST AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO COLLATERAL AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO COLLATERAL AGREEMENT, dated as of February 26, 2013 (collectively, this “First Amendment”), among OLLIE’S HOLDINGS, INC., a Delaware corporation (“Ollie’s Holdings”), OLLIE’S BARGAIN OUTLET, INC., a Pennsylvania corporation (“Ollie’s” and, together with Ollie’s Holdings, the “Borrowers”), BARGAIN PARENT, INC., a Delaware corporation (“Parent”), the Lenders (as defined in the Credit Agreement referred to below) party hereto and JEFFERIES FINANCE LLC, in its individual capacity (“Jefferies Finance”) and as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, Parent, the Borrowers, the Lenders, the Administrative Agent and the other parties thereto are parties to that certain Credit Agreement, dated as of September 28, 2012 (the “Credit Agreement”);

WHEREAS, Parent, the Borrowers, the Administrative Agent and each Lender party hereto desire to amend the Credit Agreement to decrease the interest rate margin applicable to the Term Loans and to make certain other changes to the Credit Agreement and the Collateral Agreement, in each case, as provided herein;

WHEREAS, subject to the terms and conditions hereof, the Borrowers have requested that Jefferies Finance (the “Incremental Term Lender”), make Incremental Term Loans on the First Amendment Effective Date (as hereinafter defined) to the Borrowers in an aggregate principal amount of $50,000,000 (the “Designated Incremental Term Loans”), the proceeds of which shall be used by the Borrowers and Parent to pay the Special Dividend (as defined below) and any fees and expenses incurred by the Borrowers in connection with such Designated Incremental Term Loans, in each case, as provided herein;

WHEREAS, this First Amendment shall serve as an Increased Facility Activation Notice and a New Lender Supplement referred to in Section 2.22 of the Credit Agreement (and the Lenders party hereto consent to its treatment as such) in respect of the Designated Incremental Term Loans to be incurred hereunder and, in connection therewith, the parties hereto hereby agree that (i) the Designated Incremental Term Loans to be incurred pursuant hereto shall be added to, and constitute part of the same Class as (and shall be treated as), the Term Loans originally incurred on the Closing Date (although the Incremental Term Lender shall not be entitled to the fee payable pursuant to Section 2.12(c) of the Credit Agreement in respect of the Repricing Transaction occurring on the First Amendment Effective Date in respect of the Designated Incremental Term Loans to be made on such date), (ii) the aggregate principal amount of the Designated Incremental Term Loans (and related commitments) shall be $50,000,000 and shall be treated as being incurred in reliance on Section 2.22(a)(ii) of the Credit Agreement, (iii) the Increased Facility Closing Date for the Designated Incremental Term Loans

shall be the First Amendment Effective Date, (iv) the Incremental Term Maturity Date for the Designated Incremental Term Loans shall be the Maturity Date, (v) the amortization schedule for the Designated Incremental Term Loans shall be as set forth in Section 2.10 of the Credit Agreement after giving effect to this First Amendment and (vi) the Applicable Margin for the Designated Incremental Term Loans shall be the Applicable Margin after giving effect to this First Amendment; and

WHEREAS, concurrently with the effectiveness of this First Amendment, Parent, the Borrowers, the Lenders party thereto and the ABL Agent intend to amend (the “ABL Facility Amendment”) the ABL Facility to make certain changes to the ABL Facility, including to permit the payment of the Special Dividend.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed:

I. Amendments to Credit Agreement.

A. Section 1.01 of the Credit Agreement is hereby amended as follows:

1. the definition of “Applicable Margin” is hereby amended and restated in its entirety as follows:

“Applicable Margin” shall mean (I) (a) with respect to any unpaid interest that has accrued on the ABR Loans prior to the First Amendment Effective Date, 4.00%, and (b) with respect to any interest accruing on the ABR Loans on and after the First Amendment Effective Date, 3.00% and (II) (a) with respect to any unpaid interest that has accrued on the Eurodollar Loans prior to the First Amendment Effective Date, 5.00%, and (b) with respect to any interest accruing on the Eurodollar Loans on and after the First Amendment Effective Date, 4.00%.

2. the definition of “Commitment” is hereby amended and restated in its entirety as follows:

“Commitment” shall mean with respect to each Lender, the commitment of such Lender to make Term Loans pursuant to Section 2.01 in an aggregate amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Commitment” (or, in the case of Incremental Term Loans made under the First Amendment, opposite such Lender’s name on Schedule 1 to the First Amendment) or in an Assignment and Acceptance pursuant to which such Lender becomes a party hereto in accordance with Section 9.04, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the Commitments on (x) the Closing Date was $225.0 million (which Commitments were terminated upon the making of the Term Loans on the Closing Date) and (y) the First Amendment Effective Date is $50.0 million (which Commitments shall automatically terminate upon the making of the Incremental Term Loans on the First Amendment Effective Date).

3. the definition of “Lender” is hereby amended and restated in its entirety as follows:

“Lender” shall mean each financial institution listed on Schedule 2.01 hereto or Schedule 1 to the First Amendment (other than, in either case, any such person that has ceased to be a party hereto pursuant to an Assignment and Acceptance in accordance with Section 9.04), as well as any person that becomes a “Lender” hereunder pursuant to an Assignment and Acceptance in accordance with Section 9.04.

4. the definition of “Obligation” is hereby amended by inserting the text “(other than Excluded Swap Obligations)” immediately after the text “Swap Agreements” the first place such text appears in clause (b) thereof;

5. the definition of “Term Loans” is hereby amended by inserting the following text at the end thereof:

“and shall include, as part of the same Class as such term loans, the Incremental Term Loans made by the Incremental Term Lenders on the First Amendment Effective Date.”; and

6. by inserting in the appropriate alphabetical order the following new definitions:

“Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Term Loans, Extended Term Loans, Replacement Term Loans or Incremental Term Loans, it being understood that any class of Incremental Term Loans may be added to (and form a part of) any then outstanding class of Term Loans, Extended Term Loans, Replacement Term Loans or Incremental Term Loans as specified in the applicable Incremental Facility Activation Notice.

“Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.).

“ECP” shall have the meaning assigned to such term in the definition of Excluded Swap Obligation.

“Excluded Swap Obligation” shall mean, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder (each an “ECP”) at the time the Guarantee of such Loan Party or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes illegal.

“First Amendment” shall mean the First Amendment to Credit Agreement and First Amendment to Collateral Agreement, dated as of February 26, 2013, among Parent, the Borrowers, the Incremental Term Lenders party thereto, the Lenders party thereto and the Administrative Agent.

“First Amendment Effective Date” shall mean the date on which the First Amendment is effective pursuant to the terms thereof.

“Qualified ECP Guarantor” shall mean, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guaranty or grant of the relevant security interest becomes effective with respect to such Swap Obligation is incurred or such other person as constitutes an ECP under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an ECP at such time by entering into a keepwell under Section 1(a)(18)(A)(v)(II) of the Commodity Exchange Act.

“Special Dividend” shall have the meaning assigned to such term in Section 6.06(m).

“Swap Obligation” shall mean, with respect to any Loan Party, any obligation to pay or perform under any Swap Agreement to the extent that such Swap Agreement constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

B. Section 2.01 of the Credit Agreement is hereby amended by (i) inserting “(a)” immediately before the word “Upon” appearing at the beginning thereof and (ii) inserting the following new clause (b) at the end thereof:

“(b) Upon the terms and subject to the conditions set forth herein and in the First Amendment, each Incremental Term Lender on the First Amendment Effective Date agrees, severally and not jointly, to make Incremental Term Loans to the Borrowers on (and subject to the occurrence of) the First Amendment Effective Date in an aggregate principal amount not to exceed the amount set forth opposite such Incremental Term Lender’s name on Schedule 1 to the First Amendment. Amounts repaid or prepaid in respect of such Incremental Term Loans may not be reborrowed.”

C. Section 2.02 of the Credit Agreement is hereby amended by inserting the following new clause (e) at the end thereof:

“(e) On the First Amendment Effective Date, the Incremental Term Loans under the First Amendment shall be made by each Incremental Term Lender that is a party to the First Amendment in the principal amount set forth opposite such Incremental Term Lender’s name on Schedule 1 to the First Amendment. The failure of any Incremental Term Lender to make any Incremental Term Loan required to be made by it shall not relieve any other Incremental Term Lender of its obligations hereunder. Notwithstanding anything to the contrary contained herein, (i) the Incremental Term Loans made on the First Amendment Effective Date shall be added to (and constitute part of the same Class as) the Term Loans made on the Closing Date, (ii) such Incremental Term Loans shall be added to (and form part of) each Borrowing of outstanding Term Loans on the First Amendment Effective Date on a

pro rata basis (based on the relative sizes of the various outstanding Borrowings) so that each Lender (including each such Incremental Term Lender) will participate proportionately in each then outstanding Borrowing of Term Loans, and (iii) in connection with the provisions of immediately preceding clause (ii), the parties hereto acknowledge and agree that the effect thereof may result in the respective Incremental Term Loans having a short Interest Period (i.e., an Interest Period that began during an existing Interest Period then applicable to each outstanding Borrowing of Term Loans and which will end on the last day of such Interest Period). Each Incremental Term Lender shall make the Incremental Term Loans to be made by it on the First Amendment Effective Date in accordance with procedures substantially the same as were applicable to the Term Loans originally made on the Closing Date (with such modifications as to timing of the respective wire transfers as may be agreed to by the Borrowers, the Administrative Agent and such Incremental Term Lenders). Each Incremental Term Lender’s commitment to make Incremental Term Loans on the First Amendment Effective Date shall automatically terminate upon the making of the respective Incremental Term Loans on such date.”

D. Section 2.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 2.10 Repayment of Loans. Subject to the other paragraphs of this Section, commencing on the first full fiscal quarter after the Closing Date, the Borrowers shall (subject to the application of Section 2.23) repay Borrowings (x) on the last Business Day of each fiscal quarter prior to the Maturity Date (each such date being referred to as a “Term Loan Installment Date”), in each case in an amount equal to the sum of (i) 0.25% of the original principal amount of the Term Loans on the Closing Date and (ii) commencing with the Term Loan Installment Date on (or closest to) May 3, 2013, 0.25% of the original principal amount of the Incremental Term Loans on the First Amendment Effective Date (as such repayment amounts may be reduced from time to time pursuant to Sections 2.11 and 9.04(g)), and (y) on the Maturity Date, shall be in an amount equal to the aggregate principal amount of all Term Loans outstanding on such date.”

E. Section 2.12(c) of the Credit Agreement is hereby amended by inserting the text “after the First Amendment Effective Date and” immediately after the first instance of the word “consummated” appearing therein.

F. The first sentence of Section 5.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“The Borrowers will use the proceeds of (i) the Term Loans incurred on the Closing Date to consummate the Transaction and pay the Transaction Costs and (ii) the Incremental Term Loans incurred on the First Amendment Effective Date to pay the Special Dividend, to pay the fees and expenses incurred in connection with such Incremental Term Loans and the First Amendment and for general corporate purposes.”

G. Section 6.06 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (k) thereof, (ii) deleting the period appearing at the end of clause (l) thereof and inserting “; and” in lieu thereof and (iii) inserting the following new clause (m) at the end thereof:

“(m) as soon as reasonably practicable after the First Amendment Effective Date, Ollie’s may use the proceeds of the Incremental Term Loans to pay a cash dividend to Ollie’s Holdings which in turn may use the proceeds of the Incremental Term Loans and/or the proceeds received from Ollie’s as provided herein to pay a cash dividend to Parent in an aggregate amount not to exceed $46,200,000 (the “Special Dividend”).”

II. Amendments to Collateral Agreement.

A. The definition of “Secured Obligations” appearing in Section 1.1(b) of the Collateral Agreement is hereby amended by inserting the following sentence at the end thereof:

“Notwithstanding anything to the contrary contained herein or in any other Loan Document, in no event will the Secured Obligations include any Excluded Swap Obligations.”

B. The Collateral Agreement is hereby further amended by inserting the following new Section 2.8 immediately after Section 2.7 thereof:

“2.8. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under the guarantee contained in this Section 2 in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2.8 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.8, or otherwise under the guarantee contained in this Section 2, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 2.8 shall remain in full force and effect until the Termination Date. Each Qualified ECP Guarantor intends that this Section 2.8 constitute, and this Section 2.8 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

III. Representations and Warranties.

In order to induce the Administrative Agent, the undersigned Lenders and the Incremental Term Lender to enter into this First Amendment and, in the case of the Incremental Term Lender, to make the Designated Incremental Term Loans on the First Amendment Effective Date, Parent and each Borrower hereby represent and warrant that:

A. no Default or Event of Default has occurred and is continuing on the date hereof or will have occurred and be continuing as of the First Amendment Effective Date, both immediately before and immediately after giving effect to the First Amendment;

B. all of the representations and warranties of each Loan Party contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on the date hereof and will be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on the First Amendment Effective Date, both immediately before and immediately after giving effect to the First Amendment, as though made on and as of the First Amendment Effective Date (except for representations and warranties that expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date);

C. (x) this First Amendment, and the incurrence (and guaranty) of the Designated Incremental Term Loans contemplated hereby, have been duly authorized by all corporate, stockholder, limited partnership or limited liability company action required to be obtained by each Loan Party, (y) this First Amendment has been duly executed and delivered by each Loan Party and (z) this First Amendment, and the Credit Agreement (as amended by this First Amendment), each constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its respective terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing; and

D. the execution, delivery and performance by each Loan Party of this First Amendment, and the Borrowings (and guaranties) of the Designated Incremental Term Loans contemplated hereby, do not and will not (i) violate (A) any provision of (x) law, statute, rule or regulation applicable to such Loan Party, or (y) of the certificate or articles of incorporation or other constitutive documents or by-laws of such Loan Party, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which any Loan Party is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i)(A)(x), (i)(B), (i)(C) or (ii) of this paragraph, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by any Loan Party, other than the Liens created by the Loan Documents and Liens permitted by Section 6.02 of the Credit Agreement or where such creation or imposition of any Lien could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

IV. Conditions Precedent.

Upon satisfaction of each of the following conditions, this First Amendment shall be deemed effective (such date, the “First Amendment Effective Date”):

A. Parent, each Borrower, each other Loan Party (if any), the Administrative Agent, the Required Lenders, each Lender with an outstanding Term Loan (including any new Lender that replaces a Non-Consenting Lender) and the Incremental Term Lender shall have signed a counterpart hereof and shall have delivered (including by way of facsimile or other electronic transmission) the same to the Administrative Agent, c/o White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Michael Brown (facsimile number: 212-354-8113 / e-mail address: OlliesAmendment@whitecase.com) or at such other address as shall be reasonably acceptable to the Administrative Agent;

B. pursuant to Section 2.12(c) of the Credit Agreement, concurrently with the funding of the Designated Incremental Term Loans, the Administrative Agent shall have received from the Borrowers for the ratable account of each Lender with outstanding Term Loans (including each Non-Consenting Lender that withholds its consent to this First Amendment and is replaced by a new Lender) a fee (the “Repricing Fee”) in an amount equal to 1.00% of the aggregate principal amount of all Term Loans of each such Lender (including each such Non-Consenting Lender) outstanding on the First Amendment Effective Date (immediately before the occurrence thereof);

C. the Administrative Agent shall have received a written legal opinion of (i) Weil, Gotshal & Manges LLP, special counsel to Parent and the Borrowers and (ii) McNees Wallace & Nurick LLC, special Pennsylvania counsel to Parent and the Borrowers, in each case, addressed to the Lenders and the Administrative Agent, dated the First Amendment Effective Date, and in form and substance usual and customary for transactions such as those contemplated hereby;

D. the Administrative Agent shall have received a Borrowing Request in respect of the Designated Incremental Term Loans, in substantially the same form delivered on the Closing Date in respect of the Term Loans, and otherwise in form and substance reasonably satisfactory to the Administrative Agent;

E. all fees and expenses required to be paid to the Administrative Agent on the First Amendment Effective Date (including, without limitation, reasonable legal fees and expenses) shall have been paid;

F. the Administrative Agent shall have received (i) a solvency certificate from the Chief Financial Officer of the Lead Borrower in substantially in the form of Exhibit F to the Credit Agreement (with appropriate modifications reasonably acceptable to the Administrative Agent), (ii) a certificate of good standing with respect to each Loan Party from the Secretary of State (or other similar official) of the jurisdiction of its organization (to the extent such concept or a similar concept exists under the laws of such jurisdiction) as of a recent date (and a bring-down thereof on the First Amendment Effective Date), (iii) a certificate of the secretary or assistant secretary or other authorized officer of each Loan Party, dated the First Amendment Effective Date, reasonably acceptable to the Administrative Agent, certifying as to the incumbency and specimen signature of each officer of a Loan Party executing this First Amendment or any other document delivered in connection herewith on behalf of any Loan Party and attaching (x) a true and complete copy of the certificate of incorporation (or other applicable charter document) of each Borrower, including all amendments thereto, as in effect on the First Amendment Effective Date, certified as of a recent date by the Secretary of State (or analogous official) of the jurisdiction of its organization, that has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (ii) above, (y) a true and complete copy of the by-laws (or other applicable operating agreements) of each Borrower as in effect on the First Amendment Effective Date, and (z) a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of each Loan Party authorizing the execution, delivery and performance of this First Amendment and the performance of the Credit Agreement (as amended by this First Amendment) and the other Loan Documents and certifying that such resolutions have not been modified, rescinded or amended and are in full force and effect; provided that in the case of preceding clauses (x) and (y), such documents shall not be required to be delivered if such certificate includes a certification by such officer that the applicable organizational documents delivered to the Administrative Agent in connection with the initial funding of Term Loans on the Closing Date remain in full force and effect and have not been amended, modified, revoked or rescinded since the Closing Date;

G. concurrently with the funding of the Designated Incremental Term Loans, the Borrowers shall have paid to the Administrative Agent for the account of each Lender with outstanding Term Loans on, and immediately prior to, the First Amendment Effective Date all accrued but unpaid interest owing with respect to such Term Loans through the First Amendment Effective Date;

H. no Default or Event of Default shall have occurred and be continuing or would occur after giving effect to (x) the incurrence by the Borrowers of the Designated Incremental Term Loans and (y) this First Amendment;

I. all of the representations and warranties of each Loan Party contained in this First Amendment, the Credit Agreement and in the other Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the First Amendment Effective Date, both immediately before and immediately after giving effect to the First Amendment, as though made on and as of the First Amendment Effective Date (except for representations and warranties that expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date);

J. the First Amendment Effective Date (as defined in the ABL Facility Amendment) shall have occurred; and

K. the Administrative Agent shall have received a certificate, dated the First Amendment Effective Date and signed by a Responsible Officer of Parent or the Lead Borrower, certifying on behalf of Parent and each Borrower that the conditions in this Section IV. (H) and (I) have been satisfied.

V. Consent. The Borrowers and the Administrative Agent hereby consent to the assignment of any Designated Incremental Term Loans to any Incremental Term Lender (other than a Disqualified Institution) who is not an existing Lender, an Affiliate of an existing Lender or a Related Fund in respect of an existing Lender, in each case, to the extent disclosed to such person prior to the date hereof.

VI. Miscellaneous Provisions.

A. This First Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document and each of the Loan Documents as modified hereby shall remain in full force and effect in accordance with their respective terms.

B. This First Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this First Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this First Amendment.

C. THE VALIDITY OF THIS FIRST AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO (WHETHER IN CONTRACT, TORT OR OTHERWISE) SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CHOICE OF LAW PRINCIPLES THAT REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION).

D. For the avoidance of doubt, to the extent that the Borrowers replace any Non-Consenting Lender with a new Lender in accordance with Section 2.19(c) of the Credit Agreement, such Non-Consenting Lender (but not the new Lender) shall receive from the Borrowers, concurrently with such replacement, the payment of the applicable fee provided for in Section 2.12(c) of the Credit Agreement as in effect immediately prior to the First Amendment Effective Date.

E. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import and each reference to the Credit Agreement and the Collateral Agreement shall be deemed to be references to the Credit Agreement and the Collateral Agreement, as applicable, as modified hereby on the First Amendment Effective Date. This First Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement and the other Loan Documents.

*        *        *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

OLLIE’S HOLDINGS, INC.,
as Lead Borrower

By:	/s/ John Swygert
Name:	John Swygert
Title:	Chief Financial Officer

OLLIE’S BARGAIN OUTLET, INC., as Borrower

By:	/s/ John Swygert
Name:	John Swygert
Title:	Chief Financial Officer

BARGAIN PARENT, INC., as Parent

By:	/s/ John Swygert
Name:	John Swygert
Title:	Chief Financial Officer

[Signature Page to Ollie’s Credit Agreement First Amendment]

JEFFERIES FINANCE LLC, as Administrative Agent and Incremental Term Lender

By:	/s/ E. Joseph Hess
	Name:	E. Joseph Hess
	Title:	Managing Director

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

JFIN FUNDING III LLC

By:	/s/ E. Joseph Hess
	Name:	E. Joseph Hess
	Title:	Managing Director

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

LANDMARK IX CDO LTD

By:	Landmark Funds LLC, as Manager
By:	Sound Harbour Partners, LLC, as Sub-Advisor

By:	/s/ Kofi Tweneboa-Kodua

	Name:	Kofi Tweneboa-Kodua

	Title:	Designated Signatory

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

One Wall Street CLO II LTD

By:	Alcentra NY, LLC, as investment advisor

By:	/s/ John Randolph Watkins

	Name:	John Randolph Watkins

	Title:	Senior Vice President

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Pacifica CDO VI LTD

By:	Alcentra NY, LLC, as investment advisor

By:	/s/ John Randolph Watkins

	Name:	John Randolph Watkins

	Title:	Senior Vice President

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Shackleton I CLO, Ltd.

By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Randy Watkins

	Name:	Randy Watkins

	Title:	Senior Vice President

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Shackleton II CLO, Ltd.

By:	Alcentra NY, LLC

By:	/s/ Randy Watkins

	Name:	Randy Watkins

	Title:	Senior Vice President

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Westwood CDO I LTD

By:	Alcentra NY, LLC, as investment advisor

By:	/s/ John Randolph Watkins

	Name:	John Randolph Watkins

	Title:	Senior Vice President

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Westwood CDO II LTD

By:	Alcentra NY, LLC, as investment advisor

By:	/s/ John Randolph Watkins

	Name:	John Randolph Watkins

	Title:	Senior Vice President

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

AMMC CLO XI, LIMITED

By: American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng

	Name:	Chester M. Eng

	Title:	Senior Vice President

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

AMMC CLO XII, LIMITED

By: American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng

	Name:	Chester M. Eng

	Title:	Senior Vice President

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

0934594 B.C. UNLIMITED LIABILITY COMPANY

By: GRAMERCY ULC

By:	/s/ Richard Taylor

	Name:	Richard Taylor

	Title:	Authorized Signatory

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

ATRIUM VIII

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery

	Name:	Thomas Flannery

	Title:	Authorized Signatory

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

MADISON PARK FUNDING III, LTD.

By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Thomas Flannery

	Name:	Thomas Flannery

	Title:	Authorized Signatory

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

ATRIUM VII

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery

	Name:	Thomas Flannery

	Title:	Authorized Signatory

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

MADISON PARK FUNDING IX, LTD.

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery

	Name:	Thomas Flannery

	Title:	Authorized Signatory

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

MADISON PARK FUNDING VI, LTD.

By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Thomas Flannery

	Name:	Thomas Flannery

	Title:	Authorized Signatory

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

MADISON PARK FUNDING VIII, LTD.

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery

	Name:	Thomas Flannery

	Title:	Authorized Signatory

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

DENALI CAPITAL CLO VII, LTD.

By: Denali Capital LLC, managing member of DC Funding Partners LLC, collateral manager

By:	/s/ Kelli Marti

	Name:	Kelli Marti

	Title:	Senior Vice President

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Spring Road CLO 2007-1, LTD.

By: Denali Capital LLC, managing member of DC Funding Partners LLC, Collateral Manager

By:	/s/ Kelli Marti

	Name:	Kelli Marti

	Title:	Senior Vice President

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

AGF FLOATING RATE INCOME FUND BY: EATON VANCE MANAGEMENT AS PORTFOLIO MANAGER

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Eaton Vance CDO VII PLC By: Eaton Vance Management as Interim Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Eaton Vance CDO VIII, Ltd. By: Eaton Vance Management As Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Eaton Vance CDO X PLC By: Eaton Vance Management As Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

EATON VANCE FLOATING-RATE INCOME TRUST BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

EATON VANCE LIMITED DURATION INCOME FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

EATON VANCE SENIOR FLOATING-RATE TRUST BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

EATON VANCE SENIOR INCOME TRUST BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

EATON VANCE VT FLOATING-RATE INCOME FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

GRAYSON & CO. BY: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

MET INVESTORS SERIES TRUST- MET/EATON VANCE FLOATING RATE PORTFOLIO BY EATON VANCE MANAGEMENT AS INVESTMENT SUB-ADVISOR

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

PL FLOATING RATE LOAN FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT SUB-ADVISOR

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

PACIFIC SELECT FUND FLOATING RATE LOAN PORTFOLIO BY: EATON VANCE MANAGEMENT AS INVESTMENT SUB-ADVISOR

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

SENIOR DEBT PORTFOLIO

By:	Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

First Commonwealth Bank

By:	/s/ Brian J. Sohocki
Name:	Brian J. Sohocki
Title:	Senior Vice President

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

GOLUB CAPITAL MANAGEMENT CLO 2007-1, LTD
By: GOLUB CAPITAL LLC, as Collateral Manager

By:	/s/ Christina D. Jamieson

Name:	Christina D. Jamieson
Title:	Designated Signatory

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Golub Capital Partners CLO 11, Ltd.
By: GC Advisors LLC, its agent

By:	/s/ Christina D. Jamieson

Name:	Christina D. Jamieson
Title:	Designated Signatory

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Golub Capital Partners CLO 10, Ltd.
By: GC Advisors LLC, its agent

By:	/s/ Christina D. Jamieson

Name:	Christina D. Jamieson
Title:	Designated Signatory

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Golub Capital Partners CLO 14, Ltd.
By: GC Advisors LLC, its agent

By:	/s/ Christina D. Jamieson

Name:	Christina D. Jamieson
Title:	Designated Signatory

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

GOLUB CAPITAL SENIOR LOAN OPPORTUNITY FUND, LTD.
By: GC Advisors LLC, its agent

By:	/s/ Christina D. Jamieson

Name:	Christina D. Jamieson
Title:	Designated Signatory

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

RGA Reinsurance Company
By: GC Advisors LLC, as agent

By:	/s/ Christina D. Jamieson

Name:	Christina D. Jamieson
Title:	Designated Signatory

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

SBL FUND - SERIES E

By: Security Investors, LLC as Investment Adviser

By:	/s/ Kaitlin Trinh

	Name:	Kaitlin Trinh

	Title:	Authorized Signatory

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Security Income Fund - U.S. Intermediate Bond Series

By: Security Investors, LLC as Investment Adviser

By:	/s/ Kaitlin Trinh

	Name:	KAITLIN TRINH

	Title:	Authorized Signatory

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

The California Endowment

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh

	Name:	Kaitlin Trinh

	Title:	Managing Director

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

5180 CLO LP

By: Guggenheim Partners Investment Management, LLC As Collateral Manager

By:	/s/ Kaitlin Trinh

	Name:	KAITLIN TRINH

	Title:	Managing Director

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Guggenheim Strategic Opportunities Fund

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh

	Name:	KAITLIN TRINH

	Title:	Managing Director

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

CLC Leveraged Loan Trust

By: Challenger Life Nominees PTY Limited as Trustee

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh

	Name:	KAITLIN TRINH

	Title:	Managing Director

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

COPPER RIVER CLO LTD.

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh

	Name:	KAITLIN TRINH

	Title:	Managing Director

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

GUGGENHEIM OPPORTUNISTIC U.S. LOAN AND BOND FUND IV

By: Guggenheim Opportunistic U.S. Loan and Bond Fund IV, a sub fund of Guggenheim Qualifying Investor Fund plc

By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

By:	/s/ Brian Leyden

	Name:	Brian Leyden

	Title:	Assistant Manager Trustee

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Guggenheim U.S. Loan Fund II

By: Guggenheim U.S. Loan Fund II, a sub fund of Guggenheim Qualifying Investor Fund plc

By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

By:	/s/ Brian Leyden

	Name:	Brian Leyden

	Title:	Assistant Manager Trustee

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Guggenheim U.S. Loan Fund

By: Guggenheim U.S. Loan Fund, a sub fund of Guggenheim Qualifying Investor Fund plc

By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

By:	/s/ Brian Leyden

	Name:	Brian Leyden

	Title:	Assistant Manager Trustee

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Guggenheim U.S. Loan Fund III

By: Guggenheim U.S. Loan Fund III, a sub fund of Guggenheim Qualifying Investor Fund plc

By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

By:	/s/ Brian Leyden

	Name:	Brian Leyden

	Title:	Assistant Manager Trustee

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

HIGH-YIELD LOAN PLUS MASTER SEGREGATED PORTFOLIO

By: Guggenheim High-Yield Plus Master Fund SPC, On behalf of and for the account of the HIGH-YIELD LOAN PLUS MASTER SEGREGATED PORTFOLIO

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh

	Name:	KAITLIN TRINH

	Title:	Managing Director

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

IAM National Pension Fund

By: Guggenheim Partners Investment Management, LLC as Adviser

By:	/s/ Kaitlin Trinh

	Name:	Kaitlin Trinh

	Title:	Managing Director

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Intel Corporation Profit Sharing Retirement Plan

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh

	Name:	KAITLIN TRINH

	Title:	Managing Director

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Mercer Field CLO LP

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh

	Name:	Kaitlin Trinh

	Title:	Managing Director

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

NZCG Funding Ltd

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh

	Name:	KAITLIN TRINH

	Title:	Managing Director

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

SANDS POINT FUNDING LTD.

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh

	Name:	KAITLIN TRINH

	Title:	Managing Director

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Security Income Fund - Floating Rate Strategies Series

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh

	Name:	KAITLIN TRINH

	Title:	Managing Director

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Security Income Fund - Macro Opportunities Series

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh

	Name:	KAITLIN TRINH

	Title:	Managing Director

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Stichting PGGM Depositary

By: Acting in its capacity as depositary of PGGM High Yield Bond Fund

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh

	Name:	Kaitlin Trinh

	Title:	Managing Director

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Front Street Private Bank (Barbados) Ltd.

By:	/s/ Tracy Pounder

	Name:	TRACY POUNDER
	Title:	MANAGER INVESTMENT ADMINISTRATION

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Norrep High Yield Class of Norrep Opportunities Corp.

By:	/s/ Deirdre Harris

	Name:	Deirdre Harris
	Title:	Chief Operating Officer

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

ICE Global Credit CLO Limited

By: ICE Canyon LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan

	Name:	Jonathan M. Kaplan

	Title:	Authorized Signatory

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

ING Prime Rate Trust

By:	ING Investment Management Co. LLC, as its investment manager

ING Senior Income Fund

By:	ING Investment Management Co. LLC, as its investment manager

ING Floating Rate Fund

By:	ING Investment Management Co. LLC, as its investment manager

ISL Loan Trust

By:	ING Investment Management Co. LLC, as its investment advisor

ING (L) Flex - Senior Loans

By:	ING Investment Management Co. LLC, as its investment manager

ING Investment Trust Co. Plan for Employee
Benefit Investment Funds – Senior Loan Fund

By:	ING Investment Trust Co. as its trustee

IBM Personal Pension Plan Trust

By:	ING Investment Management Co. LLC, as its investment manager

ING Investment Management CLO IV, LTD.

By:	ING Alternative Asset Management LLC, as its investment manager

ING Investment Management CLO V, LTD.

By:	ING Alternative Asset Management LLC, as its investment manager

[Signature Page to Ollie’s Credit Agreement First Amendment]

ING IM CLO 2011-1, Ltd.

By:	ING Alternative Asset Management LLC, as its portfolio manager

ING IM CLO 2012-1, Ltd.

By:	ING Alternative Asset Management LLC, as its portfolio manager

Bayemlnvest Alternative Loan-Fonds

By:	ING Investment Management Co. LLC, as its investment manager

ING IM CLO 2012-2, LTD.

By:	ING Alternative Asset Management LLC, as its investment manager

ING IM CLO 2012-3, LTD.

By:	ING Alternative Asset Management LLC, as its investment manager

City of New York Group Trust

By:	ING Investment Management Co. LLC as its investment manager

ING IM CLO 2012-4, LTD.

By:	ING Alternative Asset Management LLC, as its investment manager

By:	/s/ Kristopher Trocki

Name:	Kristopher Trocki
Title:	Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

JFIN CAPITAL LLC

By:	/s/ E. Joseph Hess

	Name:	E. Joseph Hess
	Title:	Managing Director

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

JFIN CLO 2012 LTD

By: Jefferies Finance LLC, as Portfolio Manager

By:	/s/ E. Joseph Hess

	Name:	E. Joseph Hess
	Title:	Managing Director

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

JMP Credit Advisors CLO I Ltd.

By: Cratos CDO Management LLC
As Attorney-in-Fact

By: JMP Credit Advisors LLC
Its Manager

By:	/s/ Ronald J. Banks

	Name:	Ronald J. Banks
	Title:	Managing Director

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

KeyBank National Association

By:	/s/ Jennifer Piechowski

	Name:	JENNIFER PIECHOWSKI
	Title:	VICE PRESIDENT

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

LCM IX Limited Partnership By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Alexander B. Kenna

Name:
Title.
LCM Asset Management LLC Alexander B. Kenna

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

LCM VIII Limited Partnership By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Alexander B. Kenna

Name:
Title:
LCM Asset Management LLC Alexander B. Kenna

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

LCM X Limited Partnership By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Alexander B. Kenna

Name:
Title:
LCM Asset Management LLC Alexander B. Kenna

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

LCM XI Limited Partnership By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Alexander B. Kenna

Name:
Title:
LCM Asset Management LLC Alexander B. Kenna

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

LCM XII limited Partnership By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Alexander B. Kenna

Name:
Title:
LCM Asset Management LLC Alexander B. Kenna

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Manufacturers and Traders Trust Company

By:	/s/ Maryanne Gruys

	Name:	Maryanne Gruys
	Title:	Administrative Vice President

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Marathon CLO IV Ltd.

By:	/s/ Jake Hyde

	Name:	Jake Hyde

	Title:	Authorized Signatory

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Venture VI CDO Limited

By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Michael Regan

	Name:	Michael Regan

	Title:	Senior Portfolio Manager

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Venture VII CDO Limited

By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Michael Regan

	Name:	Michael Regan

	Title:	Senior Portfolio Manager

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Venture VIII CDO, Limited

By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Michael Regan

	Name:	Michael Regan

	Title:	Senior Portfolio Manager

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Venture X CLO, Limited

By:	/s/ Michael Regan

	Name:	Michael Regan

	Title:	Senior Portfolio Manager

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Venture XI CLO, Limited

By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Michael Regan

	Name:	Michael Regan

	Title:	Senior Portfolio Manager

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

VENTURE XII CLO, Limited

By: its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan

	Name:	Michael Regan

	Title:	Senior Portfolio Manager

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Hamlet II, Ltd.

By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey

	Name:	Margaret B. Harvey

	Title:	Managing Director of Portfolio Administration

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Octagon Investment Partners XII, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey

	Name:	Margaret B. Harvey

	Title:	Managing Director of Portfolio Administration

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Octagon Investment Partners XI, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey

	Name:	Margaret B. Harvey

	Title:	Managing Director of Portfolio Administration

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Partners Group Access 458 L.P.
By: Partners Group Management (Scots), LLP, its general partner

By:	/s/ Nell Hartley

	Name:	Nell Hartley
	Title:	Authorised Signatory

By:	/s/ Daniel Stopher

	Name:	Daniel Stopher
	Title:	Authorised Signatory

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Sound Point CLO I, LTD

By:	/s/ Kevin Gerlitz

	Name:	Kevin Gerlitz
	Title:	CFO

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Crown Point CLO

By:	/s/ Brandon Warner

	Name:	Brandon Warner
	Title:	Authorized Signer

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Ocean Trails CLO II

By:	West Gate Horizons Advisors LLC, as Investment Manager

By:	/s/ Cheryl A. Wasilewski

	Name:	Cheryl A. Wasilewski
	Title:	Senior Credit Analyst

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

WhiteHorse IV, Ltd.
As Lender

By:	WhiteHorse Capital Partners, L.P.
Title:	Investment Manager

By:	Whiterock Asset Advisors, L.L.C.
Title:	General Partner

By:	/s/ Ethan Underwood

Title:	Manager

[Signature Page to Ollie’s Credit Agreement First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OLLIE’S HOLDINGS, INC., OLLIE’S BARGAIN OUTLET, INC., BARGAIN PARENT, INC., THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

WhiteHorse VI, Ltd.

By:	H.I.G. WhiteHorse Capital, LLC
	As:	Collateral Manager

By:	/s/ Richard Siegel

	Name:	Richard Siegel
	Title:	Authorized Officer

[Signature Page to Ollie’s Credit Agreement First Amendment]

Schedule 1

Incremental Term Loan Commitment
Jefferies Finance LLC	$50,000,000